Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 30, 2010, among GSC Investment Corp., a Maryland corporation (the “Company”), GSC CDO III, L.L.C., a Delaware limited liability company (“GSC CDO”), and each signatory hereto (together with GSC CDO, each, an “Investor” and collectively, the “Investors”).
R E C I T A L S
     WHEREAS, the Company and the Investors other than GSC CDO are parties to that certain Stock Purchase Agreement, dated April 14, 2010 (the “Stock Purchase Agreement”), entered into in connection with a private placement offering (the “Offering”) of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and
     WHEREAS, the Company and GSC CDO are parties to a letter agreement, dated April 14, 2010 (the “Letter Agreement”), pursuant to which GSC CDO has agreed to terminate its rights under that Registration Rights Agreement, dated March 27, 2007, among the Company, GSC CDO and the other investor parties thereto in connection with the Offering; and
     WHEREAS, this Agreement shall be subject to the terms and conditions of the Stock Purchase Agreement, including without limitation the Transfer Restrictions set forth in Article 3 thereof; and
     WHEREAS, the obligations of the Investors other than GSC CDO under the Stock Purchase Agreement and of GCS CDO under the Letter Agreement are conditioned upon the Company’s entry into this Agreement.
     NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:
     1. Registration Rights.
     1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:
     (a) “Commission” means the United States Securities and Exchange Commission.
     (b) “Effectiveness Date” means the date that is ninety (90) days after the Trigger Date.
     (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (d) “Filing Date” means the date that is thirty (30) days after the Trigger Date.

     (e) “Investor” means any person owning Registrable Securities who becomes party to this Agreement by executing a counterpart signature page hereto, or other agreement in writing to be bound by the terms hereof.
     (f) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
     (g) “Registration Statement” means any registration statement required to be filed in accordance with this Agreement to register the Registrable Securities including amendments and supplements to such registration statement, all exhibits thereto, the Prospectus included therein and all material incorporated by reference or deemed to be incorporated by reference therein.
     (h) “Registrable Securities” means (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event relating to the Shares; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered and remain subject to a currently effective Registration Statement or which have been sold to the public either pursuant to a Registration Statement or Rule 144, or which may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144.
     (i) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
     (j) “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
     (k) “Securities Act” means the Securities Act of 1933, as amended.
     (l) “Shares” means the shares of Common Stock issued pursuant to the Stock Purchase Agreement and the shares of Common Stock held by GSC CDO as of the date of this Agreement.
     (m) “Trigger Date” means the date of the Closing (as such term is defined in the Stock Purchase Agreement).
     1.2 Company Registration.
     (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Mandatory Registration Statement”). The Mandatory Registration Statement shall be on Form N-2. The Company shall cause the Mandatory Registration Statement to become effective and remain effective as provided herein.

The Company shall use commercially reasonable efforts to cause the Mandatory Registration Statement to be declared effective under the Securities Act as soon as possible and, in any event, by no later than the Effectiveness Date. The Company shall use commercially reasonable efforts to keep the Mandatory Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Mandatory Registration Statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (the “Effectiveness Period”).
     (b) The Company shall bear and pay all reasonable expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to this Section 1.2 for each Investor, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees, the filing fees incident to, and the reasonable fees and disbursements of counsel for underwriters in connection with, any required review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Registrable Securities and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to the Registrable Securities, or fees and disbursements of counsel for the Investors; such excluded expenses shall be borne by the Investors.
     (c) If at any time during the Effectiveness Period there is not an effective Mandatory Registration Statement covering all of the Registrable Securities, then the Company shall notify each Investor in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act, in connection with a public offering of shares of Common Stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form N-14 (or any successor or substantially similar form), (ii) otherwise relating to any corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Registrable Securities) and will afford each Investor an opportunity to include in such registration statement (each a “Piggyback Registration Statement”) all or part of the Registrable Securities held by such Investor. In the event an Investor desires to include in any such Piggyback Registration Statement all or any part of the Registrable Securities held by such Investor, the Investor shall within five (5) days after the delivery of the above-described notice from the Company, so notify the Company in writing, including the number of such Registrable Securities such Investor wishes to include in such Piggyback Registration Statement. If an Investor decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.
     (d) The right of any such Investor’s Registrable Securities to be included in any Piggyback Registration Statement pursuant to Section 1(c) above in connection with an underwritten offering, shall be conditioned upon such Investor’s participation in such underwritten offering and the inclusion of such Investor’s Registrable Securities in the underwritten offering to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the managing underwriters selected by the Company for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements, custody agreements, lock-up agreements, and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Piggyback Registration Statement. Notwithstanding any other provision of this Agreement, if at any time in connection with an underwritten offering, the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in a Piggyback Registration Statement pursuant to Section 1(c) above, then the managing underwriters may exclude shares (including Registrable Securities) from the Piggyback Registration Statement and the underwritten offering, and any Shares included in the Piggyback Registration Statement and the underwritten offering shall be allocated, first, to the Company, and second, to each of the Investors requesting inclusion of their Registrable Securities in such Piggyback Registration Statement on a pro rata basis based on the total number of Registrable Securities then held by each such Investor that is requesting inclusion. If any Investor disapproves of the terms of any such underwritten offering that is undertaken in compliance with the terms hereof, such Investor may elect to withdraw therefrom by providing written notice to the Company and the underwriter, delivered at least ten trading days prior to the effective date of the Piggyback Registration Statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be excluded and withdrawn from the Piggyback Registration Statement. By electing to include Registrable Securities in the Piggyback Registration Statement, if any, the Investor shall be deemed to have agreed not to effect any sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as reasonably requested by the managing underwriter.
     (e) Each Investor agrees to deliver a Notice and Questionnaire in the form attached hereto as Exhibit A (the “Notice and Questionnaire”) to the Company at least seven (7) days prior to any distribution by it of Registrable Securities under the Registration Statement. From and after the date the Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of seven (7) days after such date, or seven (7) days after the expiration of any suspension event under Section 1.2(f) herein in effect when the Notice and Questionnaire is delivered or which comes into effect within seven (7) days of such delivery: (i) if required by applicable law, file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or file any other required document so that each Investor is named as a selling holder in the Registration Statement and the related Prospectus and so that each Investor is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable and (ii) notify the Investor as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section 1.2(e); provided that if such Notice and Questionnaire is delivered during a period of time when a suspension event under Section 1.2(f) of this Agreement has occurred and is continuing, the Company shall so inform each Investor and shall take the actions set forth in clauses (i) and (ii) above upon expiration of the suspension event in accordance with Section 1.2(f).
     (f) Upon receipt of written notice from the Company that the Registration Statement (whether Mandatory, Piggyback or otherwise) or a prospectus relating thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Investor shall forthwith discontinue disposition of Registrable Securities until such Investor has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Investor is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Investor shall deliver to the Company all copies, other than permanent file copies then in such Investor’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its commercially reasonable efforts to prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus so that such Registration Statement and related Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of a post-effective amendment to such Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as soon as possible. The total number of days that any such suspension may be in effect in any three hundred-sixty-five (365) day period shall not exceed ninety (90) days.
     1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
     (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and, in the case of the Mandatory Registration Statement, to keep such Registration Statement effective during the Effectiveness Period;
     (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;
     (c) Furnish to the Investors such numbers of copies of the prospectus that is part of such Registration Statement (the “Prospectus”), including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (d) Use commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement);
     (f) Promptly notify each Investor holding Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, within one business day, (i) of the effectiveness of such Registration Statement, or (ii) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement;
     (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and
     (h) Use commercially reasonable efforts to obtain any required “no-objection” letter or similar clearance from FINRA of the terms of the sale of the Registrable Securities.
     1.4 Furnish Information. It shall be a condition precedent to the Company’s obligations to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Investor, that such Investor shall furnish to the Company the Notice and Questionnaire and such additional information regarding such Investor, the Registrable Securities held by such Investor, and the intended method of disposition of such securities, as reasonably required by the Company or the managing underwriters, if any, to effect the registration of such Investor’s Registrable Securities.
     1.5 Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
     1.6 Indemnification.
     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations

(collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other laws; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person or any failure of such person to deliver or cause to be delivered a Prospectus made available by the Company in a timely manner.
     (b) To the extent permitted by law, each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Investor selling securities in such Registration Statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.
     (c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.
     (d) If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Investor be required to contribute an amount in excess of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.
     (e) The obligations of the Company and Investors under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1, and otherwise.
     1.7 Reports Under Exchange Act. With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form N-2, the Company agrees to use its commercially reasonable efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, in order to facilitate the resale of Registrable Securities by the Investors in accordance with Rule 144;
     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and
     (c) furnish to any Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.
     1.8 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned, but only with all related obligations (including without limitation the Transfer Restrictions set forth in Article 3 of the Stock Purchase Agreement and the paragraph numbered 4 of the Letter Agreement), by an Investor to a transferee or assignee (and in the case of Registrable Securities subject to the Transfer Restrictions set forth in the Stock Purchase Agreement and the Letter Agreement, a Permitted Transferee) of such Investor’s Registrable Securities; provided, that, (a) prior to such transfer or assignment, the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and, where applicable, the Stock Purchase Agreement and the Letter Agreement, and (c) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.
     2. Miscellaneous.
     2.1 Governing Law. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated only before a federal court located in the State of New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the registration of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

     2.2 WAIVER OF JURY TRIAL. EACH PARTY HERETO EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION RELATING HERETO OR THERETO.
     2.3 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Investors holding at least a majority of the Registrable Securities then outstanding (the “Majority Investors”). Notwithstanding the foregoing, additional parties may be added as Investors under this Agreement, and the definition of Registrable Securities expanded, with the written consent of the Company and the Majority Investors. No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 2.3 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.
     2.4 Successors and Assigns. Except as otherwise expressly provided for herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
     2.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.
     2.6 Notices. All notices and other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on any date and earlier than 11:59 p.m. (Eastern Time) on such date, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.
The address for such notices and communications shall be as follows:

If to the Company:
GSC Investment Corp.
500 Campus Drive, Suite 220
Florham Park, NJ 07932
Attention: Seth M. Katzenstein, President & CEO
Facsimile No.: (973) 937-1025
If to GSC CDO:
GSC CDO III, L.L.C.
300 Campus Drive, Suite 110
Florham Park, NJ 07932
Attention: Seth M. Katzenstein
Facsimile No.: (973) 937-1025
If to the Investors, to the address set forth on such Investor’s signature page to the Stock Purchase Agreement or such other address as may be designated in writing hereafter, in the same manner, by the Investors.
     2.7 Interpretation. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.
     2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.
     2.9 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
     2.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile, email or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, email or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, email or other reproduction hereof.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Company and each of the Investors have caused this Agreement to be executed as of the date set forth above.

GSC INVESTMENT CORP.
By:	/s/ Seth M. Katzenstein
	Name:	Seth M. Katzenstein
	Title:	President and Chief Executive Officer

GSC CDO III L.L.C. By: GSCP (NJ) Holdings, L.P., as its Sole Member By: GSCP (NJ), Inc., as its General Partner
By:	/s/ Seth M. Katzenstein
	Name:	Seth M. Katzenstein
	Title:	Senior Managing Director

SARATOGA INVESTMENT ADVISORS, LLC
By:	/s/ Richard A. Petrocelli
	Name:	Richard A. Petrocelli
	Title:	Managing Director

CLO PARTNERS LLC
By:	/s/ Christian L. Oberbeck
	Name:	Christian L. Oberbeck
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]